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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 7
                         Decommissioning Trust Agreement
                                 (PVNGS Unit 2)

         This Amendment No. 7 dated as of December 19, 2003, to the Amended and Restated Decommissioning Trust Agreement (PVNGS Unit 2), dated as of January 31, 1992, as amended by Amendment No. 1 thereto dated as of November 1, 1992, Amendment No. 2 thereto dated as of November 1, 1994, Amendment No. 3 thereto dated as of June 20, 1996, Amendment No. 4 thereto dated as of December 16, 1996, Amendment No. 5 thereto dated as of June 30, 2000 and Amendment No. 6 thereto dated as of March 18, 2002 (the "Decommissioning Trust Agreement", terms used herein as therein defined), is entered into between Arizona Public Service Company ("APS"), U.S. Bank National Association, as successor to State Street Bank and Trust Company, as successor to The First National Bank of Boston, as Owner Trustee and as Lessor, and Mellon Bank, N.A., as Decommissioning Trustee ("Decommissioning Trustee").

                                R E C I T A L S:

         WHEREAS, the parties hereto wish to amend the Decommissioning Trust Agreement.

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment.

                  (a) A new Section 34 will be added at the end of the Decommissioning Trust Agreement and will read in full as follows:

                           Section 34. Notice Regarding Disbursements or Payments. Notwithstanding anything to the contrary in this Agreement, except for (i) payments of ordinary administrative costs (including taxes) and other incidental expenses of the Funds (including legal, accounting, actuarial, and trustee expenses) in connection with the operation of the Funds, (ii) withdrawals being made under 10 CFR 50.82(a)(8), and
                           (iii) transfers between the Funds in accordance with the provisions of this Agreement, no disbursement or payment may be made from the Funds until written notice of the intention to make a disbursement or payment has been given to the Director, Office of Nuclear Reactor Regulation, or the Director, Office of Nuclear Material Safety and Safeguards, as applicable, at least 30 working days before the date of the intended disbursement or payment. The disbursement or payment from the Funds, if it is otherwise in compliance with the terms and conditions of this Agreement, may be made following the 30-working day notice period if no written notice of objection from the Director, Office of Nuclear Reactor Regulation, or the Director, Office of Nuclear Material Safety and Safeguards, as applicable, is received by the Decommissioning Trustee or APS within the notice period. The required notice may be made by the Decommissioning

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                           Trustee or on the Decommissioning Trustee's behalf.
                           No such notice is required for withdrawals being made pursuant to 10 CFR 50.82(a)(8)(ii), including withdrawals made during the operating life of Unit 2 to be used for decommissioning planning. In addition, no such notice is required to be made to the NRC after decommissioning has begun and withdrawals are being made under 10 CFR 50.82(a)(8). This Section 34 is intended to qualify each and every provision of this Agreement allowing distributions from the Funds, including but not limited to Section 11 and Section 12 hereof, and in the event of any conflict between any such provision and this Section 34, the provisions of this Section 34 shall control.

                           (b)      Paragraph (l) of Exhibit B to the
                           Decommissioning Trust Agreement is hereby deleted and is replaced in its entirety by the following:

                           (l) (x) corporate equity securities, including, but not limited to, investment of units of common or collective trust funds investing in corporate equity securities; including, but not limited to, the Decommissioning Trustee's Nuclear Decommissioning Trust Equity Index Fund (the "NDT Equity Index Fund") and (y) obligations not included in clauses (a) through (k) issued or guaranteed by a person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, including Federal Intermediate Credit Bank, Banks for Cooperatives, Federal Land Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation; provided, that no more than fifty percent (50%) of the aggregate assets of the Funds may be invested in securities described in (x) and (y) of this subparagraph (l) during the period from June 27, 1996 through December 31, 2003, no more than forty percent (40%) during the period from January 1, 2004 through December 31, 2006, and no more than twenty percent (20%) during the period from January 1, 2007 through January 31, 2010; and provided further that after January 31, 2010, no investments shall be made in such securities.

         SECTION 2. Miscellaneous

                  (a)      Full Force and Effect.

         Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to "this Agreement," "hereto," "hereof" and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.

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                  (b)      Counterparts/Representations.

         The Amendment No. 7 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 7 by signing any such counterpart. Each party represents and warrants to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind that Party.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to the Decommissioning Trust Agreement to be duly executed as of the day and year first above written.

                                        ARIZONA PUBLIC SERVICE COMPANY

                                        By:     Barbara M. Gomez
                                               ---------------------------------
                                        Title:  Treasurer
                                               ---------------------------------

                                        MELLON BANK, N.A. as Decommissioning
                                        Trustee

                                        By:    /s/ Carlos Pacheco
                                               ---------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION, as Owner
                                        Trustee under a Trust Agreement with
                                        Security Pacific Capital Leasing
                                        Corporation and as Lessor under a
                                        Facility Lease with Arizona Public
                                        Service Company

                                        By:     Peter M. Murphy
                                               ---------------------------------
                                        Title:  Trust Officer
                                               ---------------------------------

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                                        U.S. BANK NATIONAL ASSOCIATION, as Owner
                                        Trustee under a Trust Agreement with
                                        Emerson Finance LLC and as Lessor under
                                        a Facility Lease with Arizona Public
                                        Service Company

                                        By:     Peter M. Murphy
                                               ---------------------------------
                                        Title:  Trust Officer
                                               ---------------------------------

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STATE OF ARIZONA                    )
                                    ) ss:
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 12th day of December, 2003, by Barbara M. Gomez, the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.

                                        Debra L. Blondin
                                        ----------------------------------------

                                        Notary Public

My commission expires:

June 7, 2004
-----------------------

COMMONWEALTH OF PENNSYLVANIA              )
                                          ) ss:
County of Allegheny                       )

         The foregoing instrument was acknowledged before me this 19th day of December, 2003, by Carlos Pacheco, a Vice President of Mellon Bank, N.A. a national banking association having trust powers, as Decommissioning Trustee, on behalf of said national banking association.

                                        Julie Ann Mosco
                                        ----------------------------------------

                                        Notary Public

My commission expires:

October 13, 2007
-----------------------------

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[COMMONWEALTH OF MASSACHUSETTS]         )
                                        ) ss:
County of                               )

         The foregoing instrument was acknowledged before me this 17th day of December, 2003, by Peter M. Murphy, a Trust Officer of U.S. Bank National Association, in its capacity as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.

                                        Maria I. Arguello
                                        ----------------------------------------

                                        Notary Public

My commission expires:

September 9, 2005
----------------------

[COMMONWEALTH OF MASSACHUSETTS]                             )
                                                            ) ss:
County of                                                   )

         The foregoing instrument was acknowledged before me this 17th day of December, 2003, by Peter M. Murphy, a Trust Officer of U.S. Bank National Association, in its capacity as Owner Trustee under a Trust Agreement with Emerson Finance LLC and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.

                                        Maria I. Arguello
                                        ----------------------------------------

                                        Notary Public

My commission expires:

September 9, 2005
----------------------
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